Exhibit 99.1

For Immediate Release
February 27, 2018

PNM Resources Reports Fourth Quarter and Year-End Results
2018 and 2019 Ongoing Earnings Guidance Affirmed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q4 2017	Q4 2016	YE 2017	YE 2016
GAAP net earnings (loss) attributable to PNM Resources	($54.3)	$24.8	$79.9	$116.8
GAAP diluted EPS	($0.68)	$0.31	$1.00	$1.46
Ongoing net earnings	$19.4	$27.4	$155.3	$132.4
Ongoing diluted EPS	$0.24	$0.34	$1.94	$1.65

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today released the company’s 2017 fourth quarter and year-end earnings results. GAAP earnings in the fourth quarter of 2017 include a $57.5 million charge for the impacts of the reduction in the federal corporate income tax rate on net deferred income tax assets primarily related to items not in regulated rates. In addition, management affirmed its recently revised consolidated ongoing earnings guidance of $1.82 to $1.92 per diluted share for 2018 and $2.04 to $2.16 per diluted share for 2019.

SEGMENT REPORTING OF 2017 FOURTH QUARTER AND YEAR-END EARNINGS
PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

PNM (In millions, except EPS)

	Q4 2017	Q4 2016	YE 2017	YE 2016
GAAP net earnings (loss) attributable to PNM Resources	($32.2)	$16.0	$71.9	$76.9
GAAP diluted EPS	($0.40)	$0.20	$0.90	$0.96
Ongoing net earnings	$12.8	$18.4	$118.4	$91.4
Ongoing diluted EPS	$0.16	$0.23	$1.48	$1.14

•
In the fourth quarter of 2017, PNM’s GAAP and ongoing earnings were reduced by higher planned outage costs at the Four Corners Power Plant and Afton Generating Station, lower load, higher expected operations and maintenance costs to support business operations and depreciation expense from new capital investments. These reductions were partially offset by new third-party transmission contracts and increased AFUDC.

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PNM Resources Reports Q4 Earnings            2-27-18                    p. 2 of 4

•
GAAP earnings in the fourth quarter of 2017 also include a $29.6 million net charge for the impacts of the reduction in the federal corporate income tax rate on net deferred income tax assets primarily related to items not in regulated rates, in addition to a $27.0 million pre-tax regulatory disallowance primarily resulting from the general rate case final order granting a debt-only return on certain investments in the Four Corners Power Plant.

TNMP – an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q4 2017	Q4 2016	YE 2017	YE 2016
GAAP net earnings attributable to PNM Resources	$1.0	$9.9	$35.6	$41.7
GAAP diluted EPS	$0.01	$0.12	$0.44	$0.52
Ongoing net earnings	$8.9	$10.0	$43.4	$42.5
Ongoing diluted EPS	$0.11	$0.12	$0.54	$0.53

•
In the fourth quarter of 2017, TNMP’s GAAP and ongoing earnings were reduced by higher expected operations and maintenance costs to support business operations, and increased depreciation and property tax expenses resulting from additional capital investments. This was partially offset by increased transmission rate relief.

•
GAAP earnings in the fourth quarter of 2017 also reflect a $7.9 million net charge for the impacts of the reduction in the federal corporate income tax rate on net deferred income tax assets primarily related to items not in regulated rates.

Corporate and Other – a segment that reflects the PNM Resources holding company and other subsidiaries.

Corporate and Other (In millions, except EPS)

	Q4 2017	Q4 2016	YE 2017	YE 2016
GAAP net earnings (loss) attributable to PNM Resources	($23.2)	($1.0)	($27.6)	($1.7)
GAAP diluted EPS	($0.29)	($0.01)	($0.34)	($0.02)
Ongoing net earnings (loss)	($2.2)	($1.0)	($6.5)	($1.4)
Ongoing diluted EPS	($0.03)	($0.01)	($0.08)	($0.02)

•	In the fourth quarter of 2017, Corporate and Other’s GAAP and ongoing earnings were reduced by additional interest expense primarily related to higher short-term interest rates and borrowings.

•	GAAP earnings in the fourth quarter of 2017 also reflect a $20.0 million net charge for the impacts of the reduction in the federal corporate income tax rate on net deferred income tax assets.
Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

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PNM Resources Reports Q4 Earnings            2-27-18                    p. 3 of 4

FOURTH QUARTER CONFERENCE CALL: 11 A.M. EASTERN TUESDAY, FEB. 27
PNM Resources will discuss fourth quarter and year-end earnings results during a live conference call and webcast on Tuesday, Feb. 27th at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10116727. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources fourth quarter conference call”.

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2017 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,580 megawatts of generation capacity and provides electricity to more than 773,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Jimmie Blotter                        Pahl Shipley
(505) 241-2227                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources, Inc.’s (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

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Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized impairments on available-for-sale securities, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings without unreasonable effort, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-4.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2017
GAAP Net Earnings (Loss) Attributable to PNMR:	$(32,154)	$1,024	$(23,152)	$(54,282)
Adjusting items before income tax effects
Mark-to-market impact of economic hedges4a	2,017	—	—	2,017
Net change in unrealized impairments of available-for-sale securities4b	(2,124)	—	—	(2,124)
Regulatory disallowances and restructuring costs3, 4c	27,036	—	—	27,036
Pension expense related to previously disposed of gas distribution business4d	961	—	—	961
Total adjustments before income tax effects	27,890	—	—	27,890
Income (taxes) on above adjustments[1]	(10,822)	—	—	(10,822)
Change in federal corporate income tax rate[2]	29,606	7,865	19,990	57,461
Other income tax impairments and valuation allowances	2,732	—	1,100	3,832
New Mexico corporate income tax rate change	(1,201)	—	(163)	(1,364)
Recovery of prior tax impairments in New Mexico general rate review	(3,297)	—	—	(3,297)
Total income tax impacts4e	17,018	7,865	20,927	45,810
Adjusting items, net of income taxes	44,908	7,865	20,927	73,700
Ongoing Earnings (Loss)	$12,754	$8,889	$(2,225)	$19,418

Year Ended December 31, 2017
GAAP Net Earnings (Loss) Attributable to PNMR:	$71,868	$35,559	$(27,553)	$79,874
Adjusting items before income tax effects
Mark-to-market impact of economic hedges4a	2,875	—	—	2,875
Net change in unrealized impairments of available-for-sale securities4b	(3,258)	—	—	(3,258)
Regulatory disallowances and restructuring costs3, 4c	27,036	—	—	27,036
Pension expense related to previously disposed of gas distribution business4d	3,846	—	—	3,846
Total adjustments before income tax effects	30,499	—	—	30,499
Income (taxes) on above adjustments[1]	(11,833)	—	—	(11,833)
Change in federal corporate income tax rate[2]	29,606	7,865	19,990	57,461
Other income tax impairments and valuation allowances	2,732	—	1,100	3,832
New Mexico corporate income tax rate change	(1,179)	—	(80)	(1,259)
Recovery of prior tax impairments in New Mexico general rate review	(3,297)	—	—	(3,297)
Total income tax impacts4e	16,029	7,865	21,010	44,904
Adjusting items, net of income taxes	46,528	7,865	21,010	75,403
Ongoing Earnings (Loss)	$118,396	$43,424	$(6,543)	$155,277

[1] 2017 income taxes calculated using a tax rate of 38.80%
[2] Federal tax reform, which was enacted in December 2017, reduced the federal corporate income tax rate from 35% to 21%; GAAP required that accumulated deferred income tax assets and liabilities be re-measured to reflect the new rate; the re-measurement reductions in net deferred income tax liabilities related to regulated activities were recorded as increases in regulatory liabilities; the re-measurement reductions in net deferred income tax assets related to non-regulated activities were recorded as increases in income tax expense and are reflected as adjustments above

[3] Regulatory disallowances and restructuring costs are primarily related to the January 2018 order in PNM's general rate review granting a debt-only return on $148.1 million of investments in the Four Corners Power Plant

[4] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[a] Reductions in "Electric Operating Revenues" and "Cost of energy" of $2,224 and $207 in the three months ended December 31, 2017 and increases in "Electric Operating Revenues and "Cost of energy" of $6,594 and $9,469 in the year ended December 31, 2017

[b] Increases in "Gains on available-for-sale securities"
[c] Increases in "Regulatory disallowances and restructuring costs"
[d] Increases in "Administrative and general"
[e] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$15,982	$9,855	$(1,028)	$24,809
Adjusting items before income tax effects
Mark-to-market impact of economic hedges3a	(616)	—	—	(616)
Net change in unrealized impairments of available-for-sale securities3b	2,190	—	—	2,190
Regulatory disallowances and restructuring costs3c	(2,214)	—	—	(2,214)
Pension expense related to previously disposed of gas distribution business3d	925	—	—	925
Process improvement initiatives3e	3,743	237	—	3,980
Total adjustments before income tax effects	4,028	237	—	4,265
Income (taxes) on above adjustments1, 3f	(1,572)	(82)	—	(1,654)
Adjusting items, net of income taxes	2,456	155	—	2,611
Ongoing Earnings (Loss)	$18,438	$10,010	$(1,028)	$27,420

Year Ended December 31, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$76,891	$41,672	$(1,714)	$116,849
Adjusting items before income tax effects
Mark-to-market impact of economic hedges3a	1,577	—	—	1,577
Net change in unrealized impairments of available-for-sale securities3b	1,169	—	—	1,169
Regulatory disallowances and restructuring costs2, 3c	15,010	—	586	15,596
Pension expense related to previously disposed of gas distribution business3d	3,702	—	—	3,702
Process improvement initiatives3e	3,743	237	—	3,980
Building consolidation3d	737	996	—	1,733
Total adjustments before income tax effects	25,938	1,233	586	27,757
Income (taxes) on above adjustments[1]	(10,122)	(431)	(229)	(10,782)
New Mexico corporate income tax rate change	804	—	(92)	712
Recovery of prior tax impairments in New Mexico general rate review	(2,145)	—	—	(2,145)
Total income tax impacts3f	(11,463)	(431)	(321)	(12,215)
Adjusting items, net of income tax	14,475	802	265	15,542
Ongoing Earnings (Loss)	$91,366	$42,474	$(1,449)	$132,391

[1] 2016 income taxes calculated using rates of 35.00% for TNMP and 39.02% for other segments.
[2] Regulatory disallowances and restructuring costs are primarily related to the September 2016 order in PNM's general rate review
[3] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[a] Increases in "Electric Operating Revenues" and "Cost of energy" of $5,247 and $4,631 in the three months ended December 31, 2016 and $3,182 and $4,759 in the year ended December 31, 2016
[b] Reductions in "Gains on available-for-sale securities"
[c] Reduction in "Regulatory disallowances and restructuring costs" (PNM) in the three months ended December 31, 2016 and increases in "Regulatory disallowances and restructuring costs" (PNM) and "Other (deductions)" (Corporate and Other) in the year ended December 31, 2016

[d] Increases in "Administrative and general"
[e] Increases in "Administrative and general" and "Taxes other than income taxes" of $3,960 ($3,723 PNM and $237 TNMP) and $20 (PNM) in the three months and year ended December 31, 2016
[f] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2017
GAAP Net Earnings (Loss) Attributable to PNMR:	$(0.40)	$0.01	$(0.29)	$(0.68)
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	0.02	—	—	0.02
Net change in unrealized impairments of available-for-sale securities	(0.02)	—	—	(0.02)
Regulatory disallowances and restructuring costs	0.21	—	—	0.21
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Change in federal corporate income tax rate	0.37	0.10	0.25	0.72
Other income tax impairments and valuation allowances	0.03	—	0.01	0.04
New Mexico corporate income tax rate change	(0.02)	—	—	(0.02)
Recovery of prior year impairments in New Mexico general rate review	(0.04)	—	—	(0.04)
Total Adjustments	0.56	0.10	0.26	0.92
Ongoing Earnings (Loss)	$0.16	$0.11	$(0.03)	$0.24
Average Diluted Shares Outstanding: 80,169,385

Year Ended December 31, 2017
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.90	$0.44	$(0.34)	$1.00
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	0.02	—	—	0.02
Net change in unrealized impairments of available-for-sale securities	(0.02)	—	—	(0.02)
Regulatory disallowances and restructuring costs	0.21	—	—	0.21
Pension expense related to previously disposed of gas distribution business	0.03	—	—	0.03
Change in federal corporate income tax rate	0.37	0.10	0.25	0.72
Other income tax impairments and valuation allowances	0.03	—	0.01	0.04
New Mexico corporate income tax rate change	(0.02)	—	—	(0.02)
Recovery of prior year impairments in New Mexico general rate review	(0.04)	—	—	(0.04)
Total Adjustments	0.58	0.10	0.26	0.94
Ongoing Earnings (Loss)	$1.48	$0.54	$(0.08)	$1.94
Average Diluted Shares Outstanding: 80,141,447

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.20	$0.12	$(0.01)	$0.31
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	(0.01)	—	—	(0.01)
Net change in unrealized impairments of available-for-sale securities	0.02	—	—	0.02
Regulatory disallowances and restructuring costs	(0.02)	—	—	(0.02)
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Process improvement initiatives	0.03	—	—	0.03
Total Adjustments	0.03	—	—	0.03
Ongoing Earnings (Loss)	$0.23	$0.12	$(0.01)	$0.34
Average Basic and Diluted Shares Outstanding: 80,137,352

Year Ended December 31, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.96	$0.52	$(0.02)	$1.46
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	0.01	—	—	0.01
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
Regulatory disallowances and restructuring costs[1]	0.09	—	—	0.09
Pension expense related to previously disposed of gas distribution business	0.03	—	—	0.03
Process improvement initiatives	0.03	—	—	0.03
Building consolidation	—	0.01	—	0.01
New Mexico corporate income tax rate change	0.01	—	—	0.01
Total Adjustments	0.18	0.01	—	0.19
Ongoing Earnings (Loss)	$1.14	$0.53	$(0.02)	$1.65
Average Diluted Shares Outstanding: 80,131,541

[1] Includes earnings per share impact of "Recovery of prior tax impairments in New Mexico general rate review"

PNM Resources, Inc. and Subsidiaries
Schedule 5
Consolidated Statements of Earnings
(Preliminary and Unaudited)

	Year Ended December 31,
	2017	2016	2015
	(In thousands, except per share amounts)
Electric Operating Revenues	$1,445,003	$1,362,951	$1,439,082
Operating Expenses:
Cost of energy	407,479	380,596	464,649
Administrative and general	186,345	191,514	179,100
Energy production costs	137,450	146,187	176,752
Regulatory disallowances and restructuring costs	27,036	15,011	167,471
Depreciation and amortization	231,942	209,110	185,919
Transmission and distribution costs	71,576	66,227	69,157
Taxes other than income taxes	76,690	76,321	71,684
Total operating expenses	1,138,518	1,084,966	1,314,732
Operating income	306,485	277,985	124,350
Other Income and Deductions:
Interest income	15,916	22,293	6,498
Gains on available-for-sale securities	27,161	19,517	16,060
Other income	19,515	17,796	26,833
Other (deductions)	(15,693)	(13,784)	(12,728)
Net other income and deductions	46,899	45,822	36,663
Interest Charges	127,625	128,633	114,860
Earnings before Income Taxes	225,759	195,174	46,153
Income Taxes	130,340	63,278	15,075
Net Earnings	95,419	131,896	31,078
(Earnings) Attributable to Valencia Non-controlling Interest	(15,017)	(14,519)	(14,910)
Preferred Stock Dividend Requirements of Subsidiary	(528)	(528)	(528)
Net Earnings Attributable to PNMR	$79,874	$116,849	$15,640
Net Earnings Attributable to PNMR per Common Share:
Basic	$1.00	$1.47	$0.20
Diluted	$1.00	$1.46	$0.20